UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2017

Liberty Property Trust

Liberty Property Limited Partnership

(Exact Name of Registrant Specified in Charter)

Maryland Pennsylvania (State or Other Jurisdiction of Incorporation)	1-13130 1-13132 (Commission File Number)	23-7768996 23-2766549 (I.R.S. Employer Identification No.)

500 Chesterfield Parkway, Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (610) 648-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.          Entry Into a Material Definitive Agreement

On April 27, 2017, Liberty Property Limited Partnership (the “Operating Partnership”) and U.S. Bank National Association, as trustee (the “Trustee”) entered into a supplemental indenture, dated April 27, 2017 (the “Seventh Supplemental Indenture”), which supplements that certain senior indenture, dated September 22, 2010, between the Operating Partnership and Trustee (the “Base Indenture”).   The Seventh Supplemental Indenture makes certain modifications to the Event of Default as set forth in Section 501(5) of the Base Indenture and to the definition of Subsidiary as set forth in the Base Indenture, such changes to be applicable only to Securities issued after the date of the Seventh Supplemental Indenture, and not to any Securities issued prior to such date.  All terms used in the previous sentences have the respective meanings set forth in the Base Indenture.

A copy of the Seventh Supplemental Indenture is filed as Exhibit 4.4 to the Registration Statement on Form S-3 (Commission File No. 333-217495) (the “Registration Statement”), filed by the Operating Partnership and its general partner, Liberty Property Trust (together with the “Operating Partnership, the “Transaction Entities”), with the Securities and Exchange Commission (the “Commission”) on April 27, 2017, and is incorporated by reference herein.  A copy of the Base Indenture was previously filed as Exhibit 4.3 to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Commission File No. 333-150737-01), filed by the Transaction Entities with the Commission on September 22, 2010.  The summary of the Seventh Supplemental Indenture in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.4 to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)                Exhibits.

Exhibit Number	Exhibit Title

4.1

Seventh Supplemental Indenture, dated as of April 27, 2017, between Liberty Property Limited Partnership and U.S. Bank National Association, as trustee. Incorporated by reference to Exhibit 4.4 to the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ Herman C. Fala
Name: Herman C. Fala
Title: Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ Herman C. Fala
Name: Herman C. Fala
Title: Secretary and General Counsel

Dated:  April 27, 2017

[Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit Title

4.1

Seventh Supplemental Indenture, dated as of April 27, 2017, between Liberty Property Limited Partnership and U.S. Bank National Association, as trustee. Incorporated by reference to Exhibit 4.4 to the Registration Statement.